UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240. 14a-12

BlackRock 2022 Global Income Opportunity Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Supplement Dated July 30, 2018

SUPPLEMENT TO PROXY STATEMENT

FOR 2018 JOINT ANNUAL MEETING OF SHAREHOLDERS OF

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Corporate High Yield Fund, Inc. (HYT)

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Government Fund, Inc. (EGF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

This Supplement (“Supplement”) should be read in conjunction with the joint proxy statement dated June 6, 2018 for the joint annual meeting of the shareholders of the BlackRock Closed-End Funds. Prior to the meeting date, each of BGIO, HYT, DSU, CII, EGF and FRA (the “Six Funds”) became aware that the joint proxy statement did not include Ms. Robards as a nominee for election at the 2018 annual meeting due to an inadvertent error. Therefore, this Supplement modifies Proposal 1 for each of the Six Funds, as set forth in the joint proxy statement, to include Ms. Robards as a Board Member nominee for election at the 2018 annual meeting of shareholders. If elected at the annual meeting of shareholders, Ms. Robards is expected to serve until the 2021 annual meeting of shareholders. The Board recommends a vote “FOR” the election of Karen P. Robards and each other Board Nominee as set forth in the joint proxy statement. Please refer to the joint proxy statement for information on the backgrounds and qualifications of Karen P. Robards and each other Board Nominee.

Each of the Six Funds opened the July 30, 2018 annual meeting of shareholders to transact such other business that properly came before the meeting and then adjourned the annual meeting with respect to the vote for the Board Nominees to Monday, August 27, 2018 at 10:00 a.m. (Eastern Time), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540, in order to give shareholders of each of the Six Funds additional time to consider Ms. Robards’ nomination.

Defined terms used herein and not defined have the same meaning as in the joint proxy statement. This Supplement does not provide all of the information that is important to your decisions with respect to voting on the Board Nominees. Additional information is contained in the joint proxy statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the joint proxy statement, the information in this Supplement amends and supersedes the information in the joint proxy statement. Except as so amended or superseded, all information set forth in the joint proxy statement remains unchanged. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the joint proxy statement.

Vote Required; Amended Proxy Card; Revocability of Proxies

As discussed in the joint proxy statement, a quorum of shareholders is required to take action at the annual meeting of shareholders and at any adjournment thereof. For HYT, DSU, CII, EGF and FRA, the holders of 1/3 of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For BGIO, the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. The affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. Because each Fund requires the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. A “plurality” vote means that the Board Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Board Members. Since the Board Nominees are running unopposed, each Board Nominee only needs one affirmative vote to be elected if there is a quorum present at the meeting. For more information relating to the joint proxy statement, voting or solicitation, please refer to the “Joint Proxy Statement—Vote Required and Manner of Voting Proxies” in the joint proxy statement.

The amended proxy card or amended voting instruction form(s) enclosed with this Supplement differs from the proxy card previously furnished to you with the joint proxy statement in that the enclosed amended proxy card or amended voting instruction form(s) includes the addition of Ms. Robards as a Board Nominee for the Six Funds. If you have voted already or if you have not yet voted, we encourage you to resubmit or submit your vote, as applicable, as soon as possible by submitting the amended proxy card enclosed with this Supplement or by submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you have already voted shares you own of the Six Funds and you do not take any action, then, with respect to Proposal 1, your prior “For All” vote will be a “For All” vote for each Board Nominee, including Ms. Robards; your prior “Withhold All” vote will be a “Withhold All” vote for each Board Nominee, including Ms. Robards; and your prior “For All Except” vote will be a “For” vote for each non-excepted Board Nominee, including Ms. Robards. If you do not wish for your prior vote to apply to Ms. Robards in the manner so described, you must submit an amended proxy card or an amended voting instruction form specifying how you wish to vote on Proposal 1.

If the amended proxy card or original proxy card is properly submitted over the Internet or by telephone, or by returning a completed, signed and dated proxy card or voting instruction form, and is not revoked, the proxy will be voted at the adjourned joint annual meeting of shareholders and any further adjournment thereof in accordance with the shareholder’s instructions indicated on the most recently dated proxy. If a properly executed proxy or voting instruction form is submitted without any instructions indicated, the proxy will be voted “FOR” the election of each Board Nominee, including Ms. Robards. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

The Board recommends a vote “FOR” the election of Robert Fairbairn, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski and Karen P. Robards.

CEC6-SUP

2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY

BLACKROCK CLOSED-END FUNDS

JOINT ANNUAL MEETING OF SHAREHOLDERS HELD ON JULY 30, 2018, AND ADJOURNED
UNTIL 10:00 A.M. (EASTERN TIME)

MONDAY AUGUST 27, 2018 TO BE HELD AT THE OFFICES OF BLACKROCK ADVISORS, LLC,

1 UNIVERSITY SQUARE DRIVE, PRINCETON, NEW JERSEY, 08540

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay M. Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds that the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of each of the below named Funds held on July 30, 2018, and adjourned until August 27, 2018 or at any further adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware or Maryland law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BRC_29923_C-1b_073018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

BlackRock Closed-End Funds

Important Notice Regarding the Availability of Proxy Materials for the Joint

Annual Meeting of Shareholders Held on July 30, 2018, adjourned until August 27, 2018

The Proxy Statement and Proxy Supplement for this adjourned meeting are available at: https://www.proxy-direct.com/blk-29923

FUNDS	FUNDS	FUNDS
BlackRock 2022 Global Income Opportunity Trust	BlackRock Corporate High Yield Fund, Inc.	BlackRock Debt Strategies Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.	BlackRock Enhanced Government Fund, Inc.	BlackRock Floating Rate Inc Strategies Fund, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:   ☒

A	Proposal

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Robert Fairbairn	02. R. Glenn Hubbard	03. W. Carl Kester	04. John M. Perlowski
05.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock 2022 Global Income Opportunity Trust	☐	☐	☐	02 BlackRock Corporate High Yield Fund, Inc.	☐	☐	☐
03 BlackRock Debt Strategies Fund, Inc.	☐	☐	☐	04 BlackRock Enhanced Capital and Income Fund, Inc.	☐	☐	☐
05 BlackRock Enhanced Government Fund, Inc.	☐	☐	☐	06 BlackRock Floating Rate Inc Strategies Fund, Inc.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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608999900109999999999

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